UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
July 25, 2006
Date of Report (Date of earliest event reported )
Greenfield Online, Inc.
(Exact name of Company as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50698 (Commission File Number)	06-1440369 (I.R.S. Employer Identification No.)
21 River Road
Wilton, CT 06897
(Address of Principal Executive Offices and Zip Code)
(203) 834-8585
(Company’s telephone number, including area code)
N/A
(Former Name or Former Address, if changed since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
Item 1.02. Termination of a Material Definitive Agreement.
Item 8.01. Other Events.
SIGNATURE
EX-10.61: AMENDMENT TO METZKE LETTRE OF ENGAGEMENT
EX-10.62: METSKE EMPLOYMENT AGREEMENT
EX-10.63: CARTELLIERI SEPARATION AGREEMENT
EX-10.64: PIENING SEPARATION AGREEMENT
EX-99.1: PRESS RELEASE

Item 1.01. Entry Into a Material Definitive Agreement.
     Ciao France, SAS (“Ciao France”), a wholly owned subsidiary of Ciao GmbH (“Ciao”), which is a wholly owned subsidiary of Greenfield Online, Inc. (“Greenfield” or the “Company”), is a party to that certain Lettre of Engagement (the “Lettre of Engagement”), with Nicolas Metzke, our Senior Vice President of Survey Completion, with an effective date of August 1, 2005. On July 25, 2006, Ciao France entered into an amendment to the Lettre of Engagement (the “Amendment”) and Ciao entered into an Employment Agreement with Mr. Metzke (the “Metzke Employment Agreement”), both effective as of July 25, 2006, which provide, among other things:
•	that Mr. Metzke would be appointed Managing Director (Geschäftsführer) of Ciao, in addition to other titles held and would have a new title of Senior Vice President and Managing Director of Europe;

•	that Mr. Metzke’s annual base salary (prorated for last 2 quarters of 2006) will be €193,599;

•	that Mr. Metzke would be paid 100% of the bonus earned under the 2006 Executive Compensation and Bonus Plan (the “Bonus Plan”) for Q1 and Q2 of 2006;

•	that Mr. Metzke would receive a housing allowance to cover housing in Munich, Germany up to a maximum of €2,500 per month;

•	that the formula used to determine Mr. Metzke’s bonus potential for Q3 and Q4 of 2006 under the Bonus Plan would be modified, however, Mr. Metzke would still have a maximum bonus potential of 80% of his new base salary, pro-rated over Q3 and Q4 of 2006;

•	Mr. Metzke would receive one year of severance payments equal to the average of the salary and bonus payment made to Mr. Metzke in the 12 months preceding termination. This severance payment will be paid monthly in arrears, and will be subject to Mr. Metzke’s continuing compliance with his non-competition agreements and confidentiality agreements; and

•	that Mr. Metzke would receive a grant of long-term incentive awards in the form of options to purchase 25,000 shares of Greenfield Online common stock. These options were granted on July 25, 2006 pursuant to the Company’s Amended 2004 Equity Incentive Plan and have a 7 year term. The options have an exercise price equal to $7.29 per share, which was the closing sale price of Greenfield Online’s common stock on the date of grant, and will vest according to the following schedule: 25% on the anniversary of the date of grant and 12.5% vesting each 6 months thereafter. These options also contained certain provisions regarding acceleration of vesting upon a change of control. A form of Stock Option Grant Notice used in connection with these grants was filed as Exhibit 10.59 to a Current Report on Form 8-K the Company filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2006.
     A copy of the Amendment is filed as Exhibit 10.61 to this Current Report on Form 8-K and a copy of the Metzke Employment Agreement is filed as Exhibit 10.62 to this Current Report on Form 8-K. The foregoing summary of certain material terms of the Lettre of Engagement, the Amendment and the Metzke Employment Agreement is not intended to be complete, and is qualified in its entirety by reference to the Lettre of Engagement filed as Exhibit 10.54 to our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2005 and by reference to the Amendment filed as Exhibit 10.61 hereto and by reference to the Metzke Employment Agreement filed as Exhibit 10.62 hereto.
     Ciao is a party to that certain Employment Agreement with Maximilian Ulrich Cartellieri (the “Cartellieri Employment Agreement”), Executive Vice President of Corporate Development of Greenfield, with an effective date of April 6, 2005 and as amended on March 3, 2006. On July 25, 2006, Mr. Cartellieri resigned as Managing Director (Geschäftsführer) of Ciao and from all other executive positions held with Ciao subsidiaries, and as an observer on the board of directors of the Company effective immediately, and resigned his position as Executive Vice President effective July 31, 2006. On July 25, 2006, Ciao entered into a separation agreement with Mr. Cartellieri (the “Cartellieri Separation Agreement”) which provides, among other things, for the payment of €129,649 in full satisfaction of all amounts due under the Cartellieri Employment Agreement. The foregoing summary of certain material terms of the Cartellieri Separation Agreement is not intended to be complete, and is qualified in its entirety by reference to the Cartellieri Separation Agreement filed as Exhibit 10.63 hereto.

     Ciao is a party to that certain Employment Agreement with Gunnar Piening (the “Piening Employment Agreement”), Senior Vice President European and Asian Sales and Operations of Greenfield, with an effective date of April 6, 2005. On July 25, 2006, Mr. Piening resigned his position of Managing Director (Geschäftsführer) of Ciao and from all other executive positions held with subsidiaries of Greenfield and Ciao effective immediately and resigned his position as Senior Vice President of the Company effective July 31, 2006. On July 25, 2006, Ciao entered into a separation agreement with Mr. Piening (the “Piening Separation Agreement”) which provides, among other things, for the payment of €179,336 in full satisfaction of all amounts due under the Piening Employment Agreement. The foregoing summary of certain material terms of the Piening Separation Agreement is not intended to be complete, and is qualified in its entirety by reference to the Piening Separation Agreement filed as Exhibit 10.64 hereto.
Item 1.02. Termination of a Material Definitive Agreement.
     In connection with Cartellieri Separation Agreement, as described under Item 1.01 above, which description, is incorporated by reference into this Item 1.02, the Cartellieri Employment Agreement, as amended, has been terminated by mutual agreement.
     In connection with Piening Separation Agreement, as described under Item 1.01 above, which description, is incorporated by reference into this Item 1.02, the Piening Employment Agreement was terminated by mutual agreement.
Item 8.01. Other Events.
     On July 25, 2006, the Company issued a press release announcing the start of a process of separating from an operational and legal perspective the Ciao Internet survey solutions and comparison shopping business segments. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

(d) Exhibits

Exhibit No.	Exhibit Title

10.61	Amendment to the Metzke Lettre of Engagement

10.62	Metzke Employment Agreement

10.63	Cartellieri Separation Agreement

10.64	Piening Separation Agreement

99.1	Press Release

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENFIELD ONLINE, INC.
By:	/s/ Robert E. Bies
Robert E. Bies
Executive Vice President and Chief Financial Officer

Dated: July 25, 2006